                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
A Focus on Senior Loans..........................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Statement of Cash Flows.......................... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 22

SFR SAR 3/99

                             LETTER TO SHAREHOLDERS

February 19, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a difficult six months in many emerging markets, the U.S. economy remained strong. The nation's gross domestic product (GDP), a measure of economic health, grew 4.3 percent in 1998, surpassing 1997's growth rate. In the fourth quarter alone, GDP rose 6.1 percent--surprising most economists, whose estimates had been much more conservative. This impressive growth suggests that the U.S. economy remains fundamentally sound, despite a crisis of confidence in the third quarter as a result of the financial problems abroad. A continuation of low inflation--only a 1.6 percent increase in the consumer price index in 1998--also helped maintain the health of the domestic economy and kept inflation-adjusted interest rates attractive.

    In the last few months of 1998, the Federal Reserve's interest rate decreases contributed to the positive financial environment. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth despite the global financial situation.

MARKET REVIEW
    Although the economy moved along at a healthy pace, the stock and bond markets experienced significant volatility in the third quarter of 1998, with investor concerns about the financial problems in Asia and Latin America reaching a peak in August. During this time, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds. During this period, investor interest in the senior loan market increased dramatically as companies issued greater amounts of

                                                            Continued on page  2
senior loan debt to finance their business transactions in the third and fourth quarters. In 1998, leveraged lending hit $272 billion, topping the record $194 billion we saw in 1997. The secondary market also experienced strong growth, with a total volume of $67.3 billion, up from $62 billion the previous year.

OUTLOOK

    Our outlook for the domestic economy remains positive, although we expect that growth may slow somewhat in the coming months. Internationally, we anticipate that low interest rates and declining inflation should lead to improvements in troubled areas such as Asia and Latin America.

    In the senior loan market, we believe that the banking industry should remain strong as large-scale mergers and acquisitions continue to generate short-term corporate capital needs. As a result, we believe there may be a healthy supply of senior loans with attractive yields going forward.

    Additional details about your fund, including a question-and-answer section with your portfolio manager, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED JANUARY 31, 1999

                      VAN KAMPEN SENIOR FLOATING RATE FUND


 TOTAL RETURNS
Six-month total return(1)..................................     3.58%
Life-of-Fund cumulative total return(1)....................     6.18%
Commencement date..........................................  03/27/98
Distribution rate(2).......................................     6.05%
 SHARE VALUATIONS
Net asset value on 01/31/99................................   $10.08
Six-month high net asset value (01/31/99)..................   $10.08
Six-month low net asset value (08/07/98)...................   $10.03

(1)Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2)Distribution rate is based upon the January 25, 1999 offering price of $10.08 and the current monthly dividend of $.0508 per share.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Fund shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Fund and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Fund's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceuticals.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FLIGHT TO QUALITY: The flow of funds toward relatively safer investments in times of marketplace uncertainty or fear.

HEDGE FUND: A fund, usually used by wealthy individuals and institutions, that is allowed to use aggressive strategies that are unavailable to most mutual funds.

LONDON INTER-BANK OFFER RATE (LIBOR): The interest rate that the largest international banks charge each other for loans.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from total assets and dividing this amount by the number of common shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Fund is entitled will be paid.

                          PORTFOLIO MANAGEMENT REVIEW
                      VAN KAMPEN SENIOR FLOATING RATE FUND

We recently spoke with the portfolio manager of the Van Kampen Senior Floating Rate Fund about the key events and economic forces that shaped the markets during the past six months. The Fund's portfolio manager, Jeffrey W. Maillet, senior vice president of Van Kampen Investment Advisory Corp., has been responsible for the day-to-day management of the Fund's portfolio since its inception. The following excerpts reflect his views on the Fund's performance during the six months ended January 31, 1999.

   Q HOW DID CONDITIONS IN THE SENIOR LOAN MARKET AFFECT THE FUND DURING THE PAST SIX MONTHS?

   A The financial turbulence in the second half of the year precipitated a modest credit crunch. Between overseas turmoil and the collapse of Long Term Capital Management, a large U.S. hedge fund, we saw a widening of credit spreads as investors demanded greater yield compensation for higher-risk investments. Yet market fundamentals didn't necessarily warrant such caution, as the economy remained sound and inflation continued to be low. These conditions created a favorable pricing environment and wider yield spreads for senior loans. For example, loans that ordinarily might have come to market yielding 175 basis points above LIBOR were coming to market at LIBOR plus 350 basis points. We were able to obtain some very attractive securities under these circumstances.

   Q  WHAT AREAS OF THE MARKET PROVIDED THE BEST OPPORTUNITIES?

   A We found ample opportunities from a broad range of industries. Telecommunications--including cellular, satellite, wireless, and personal communications systems--was the largest industry weighting in the portfolio. This industry has seen a high level of consolidation recently, for which senior loans have helped provide the financing. The portfolio is composed of loans from a variety of industries, with greater concentration in restaurants and food service; beverage, food, and tobacco; and chemicals, plastics, and rubber. We favored a number of noncyclical industries, as the earnings of companies from these areas traditionally haven't been closely tied to the health of the overall economy.

   Q  CAN YOU TALK ABOUT SOME OF YOUR LARGEST HOLDINGS?

   A Most of the borrowers represented in the portfolio provide basic goods and services to the domestic economy. Currently, we hold nearly 75 issues from more than 30 industry sectors. Some of our largest holdings include:

- Agrilink Foods--This processing and marketing cooperative offers a variety of food brands, including Birds Eye frozen vegetables.

- Iridium Operating--This company is seeking to establish a global wireless communications system that will enable subscribers to send and receive telephone calls anywhere in the world.
- Domino's Pizza--A world leader in pizza delivery, Domino's Pizza operates in more than 60 international markets.
- SPX Corporation--This firm designs, manufactures and markets specialty service tools and equipment for the motor vehicle industry.
- King Pharmaceuticals--This firm recently acquired three branded prescription pharmaceutical products from Hoechst Marion Roussel. The portfolio holds senior loans that helped finance these acquisitions.

    Our holdings represent companies that we believe can perform well in the long run and make their loan payments on schedule. If you turn to the complete listing of the Fund's investments on page 11, you'll probably see some familiar companies whose products or services you use every day. Senior loans often provide integral financing for the growth and development of these firms. Keep in mind that not every loan in the portfolio will produce positive results, and all of the loans are subject to credit risk.

   Q CAN THE FUND INVEST IN SENIOR LOANS THAT ARE USED TO FINANCE CONSTRUCTION OR REAL ESTATE DEVELOPMENT PROJECTS?

   A Yes. The Board of Trustees of the Fund recently authorized these investments, provided they are consistent with the Fund's overall investment objectives and policies, as described in the Fund's prospectus.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund's total return for the six-month period was 3.58 percent(1) at net asset value (NAV). Based on the January 31, 1999, public offering price of $10.08 per share, the Fund's current monthly dividend of $0.0508 represents a distribution rate of 6.05 percent(2). For more information on the Fund's performance, please refer to the chart on page 3. Past performance does not guarantee future results.

   Q   HOW DID CHANGING INTEREST RATES AFFECT THE FUND?

   A Our senior loans have the ability to adjust their interest payments over time in conjunction with changes in interest rates--generally, interest rates on these loans reset every 30 to 90 days. As a result, the income generated by the Fund usually reflects the prevailing trend in short-term interest rates. During the reporting period, many of the Fund's holdings adjusted their interest rates to reflect the downward trend in short-term rates and the reductions by the Fed. We lowered the Fund's dividend accordingly. Despite the falling interest rate environment, the Fund's NAV has remained relatively consistent--between $10.03 and $10.08 per share during the reporting period. (Editor's note: The

Board of Trustees approved an increase in the Fund's monthly dividend, effective March 5 reflecting the fact that the Fund's earnings have been slightly higher in recent months.)

   Q  WHAT IS YOUR OUTLOOK FOR THE SENIOR LOAN MARKET AND FOR THE FUND?

   A Most of our loans have tended to be repaid by their issuers in 18 to 24 months, so we are constantly seeking to replenish the portfolio. As such, strong deal flows in the senior loan market should be a benefit to shareholders, as we expect plenty of attractive securities to choose from. In addition, we believe the U.S. banking industry currently may be the strongest in the world, lending support to the senior loan market.

    Going forward, we will seek to assemble an array of senior loan holdings that have the potential to offer investors a degree of relative stability in a variety of market conditions. It is inevitable that the senior loan market will encounter rough spots from time to time. But we are confident that our loans have certain characteristics--such as their status as senior corporate debt--that can make them an ideal complement to the more aggressive components of an investor's portfolio. In addition, our portfolio management team has successfully navigated senior loan portfolios through a variety of economic conditions, and we believe we are prepared to handle whatever challenges the economy presents.

[SIG]

Jeffrey W. Maillet
Portfolio Manager

                                                  Please see footnotes on page 3

                            A FOCUS ON SENIOR LOANS

    The Senior Floating Rate Fund invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Fund's management team, are important to the integrity of the Fund's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Fund is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Fund's security interest in the loan's collateral to be invalidated.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Fund invests. This may occur in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Fund's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the Fund may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, up to 20 percent of its assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN SENIOR FLOATING RATE FUND
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN
 INTERESTS

AS OF JANUARY 31, 1999
Chemicals, Plastics and Rubber .................  8.3%
Telecommunications--Cellular ...................  6.7%
Telecommunications--Wireless Messaging .........  6.4%
Restaurants and Food Service ...................  5.9%
Beverage, Food and Tobacco .....................  5.2%

 NET ASSET VALUE STABILITY SINCE INCEPTION

MARCH 27, 1998 THROUGH JANUARY 31, 1999

                                  [LINE GRAPH]

Past performance does not guarantee future results.

                      VAN KAMPEN SENIOR FLOATING RATE FUND
 CURRENT DISTRIBUTION

MARCH 27, 1998 THROUGH JANUARY 25, 1999

                                  [LINE GRAPH]

 TOP FIVE HOLDINGS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JANUARY 31, 1999
Agrilink Foods, Inc. ...........................  5.2%
BCP S.P., Ltd. .................................  4.4%
Iridium Operating, LLC. ........................  4.0%
The Pantry, Inc. ...............................  3.7%
Domino's Pizza .................................  3.2%

Past performance does not guarantee future results.

                            PORTFOLIO OF INVESTMENTS

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                    Bank Loan
 Amount                                       Ratings*
  (000)               Borrower             Moody's   S&P     Stated Maturity**        Value
-----------------------------------------------------------------------------------------------
            VARIABLE RATE*** SENIOR LOAN INTERESTS  89.9%
            AEROSPACE/DEFENSE  1.7%
 $ 4,971    Aerostructures Corp., Term
            Loan.........................  NR        BB-          12/31/03         $  4,973,693
   8,978    Decrane Aircraft Holdings,
            Inc., Term Loan..............  B1        B+           09/30/05            8,977,556
     572    Whittaker Corp., Term Loan...  NR        NR           05/31/03              571,751
     234    Whittaker Corp., Revolving
            Credit.......................  NR        NR           05/31/01              233,562
                                                                                   ------------
                                                                                     14,756,562
                                                                                   ------------
            AUTOMOTIVE  1.4%
   4,920    Breed Technologies Inc., Term
            Loan.........................  B1        BB     04/27/04 to 04/27/06      4,919,683
     546    Breed Technologies Inc.,
            Revolving Credit.............  B1        BB           04/27/04              545,921
   6,500    Metalforming Technologies,
            Inc.,
            Term Loan....................  NR        NR           06/30/05            6,500,824
                                                                                   ------------
                                                                                     11,966,428
                                                                                   ------------
            BEVERAGE, FOOD AND TOBACCO  4.6%
  39,980    Agrilink Foods, Inc., Term
            Loan.........................  B1        BB-    09/30/04 to 09/30/05     39,991,053
                                                                                   ------------
            BROADCASTING  1.2%
  10,000    Sinclair Broadcast Group,
            Inc., Term Loan..............  Ba2       BB-          09/15/05           10,001,902
                                                                                   ------------
            BUILDINGS AND REAL ESTATE  0.6%
   5,000    BSL Holdings, Inc., Term
            Loan.........................  NR        BB-          12/30/05            5,000,042
                                                                                   ------------
            CHEMICALS, PLASTICS AND RUBBER  7.5%
   6,484    High Performance Plastics,
            Inc.,
            Term Loan....................  NR        NR           03/31/05            6,483,716
  14,223    Lyondell Petrochemical Co.,
            Term Loan....................  Ba2       BBB-         06/30/05           14,231,770
   5,000    MetoKote Corp., Term Loan....  NR        NR           11/02/05            5,001,620
   8,200    Pioneer Americas Acquisition
            Corp., Term Loan.............  B2        B+           12/31/06            8,203,440
   6,634    Sterling Pulp Chemicals,
            Inc., Term Loan..............  Ba3       NR           09/30/04            6,633,773

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                    Bank Loan
 Amount                                       Ratings*
  (000)               Borrower             Moody's   S&P     Stated Maturity**        Value
-----------------------------------------------------------------------------------------------
            CHEMICALS, PLASTICS AND RUBBER (CONTINUED)
 $18,269    Sybron Chemicals, Inc., Term
            Loan.........................  NR        NR           07/31/04         $ 18,276,241
   5,771    Western American Rubber Co.,
            Term Loan....................  NR        NR           06/30/05            5,771,037
                                                                                   ------------
                                                                                     64,601,597
                                                                                   ------------
            COMMUNICATIONS -- TELEPHONE  2.2%
  19,000    Davel Financing Co., LLC,
            Term Loan....................  NR        NR           06/23/05           19,007,814
                                                                                   ------------
            CONSTRUCTION MATERIALS  1.7%
   5,217    Enclosures Holding Corp.,
            Term Loan....................  NR        NR           02/28/05            4,307,817
  10,114    Hexcel Corp., Term Loan......  Ba2       BB           09/15/05           10,115,258
                                                                                   ------------
                                                                                     14,423,075
                                                                                   ------------
            CONTAINERS, PACKAGING AND GLASS  1.5%
   5,955    American Bottling Co., Term
            Loan.........................  NR        NR           05/01/07            5,955,835
   1,148    Huntsman Packaging Corp.,
            Term Loan....................  B1        BB-          12/31/02            1,148,627
   1,465    Huntsman Packaging Corp.,
            Revolving Credit.............  B1        BB-          12/31/02            1,465,359
   4,084    Stone Container Corp., Term
            Loan.........................  Ba3       B+           10/01/03            4,084,344
                                                                                   ------------
                                                                                     12,654,165
                                                                                   ------------
            DIVERSIFIED MANUFACTURING  1.3%
  10,827    Intesys Technologies, Inc.,
            Term Loan....................  NR        NR     06/30/04 to 06/30/06     10,829,459
     443    Intesys Technologies, Inc.,
            Revolving Credit.............  NR        NR           06/30/04              442,688
                                                                                   ------------
                                                                                     11,272,147
                                                                                   ------------
            ECOLOGICAL  0.4%
   3,220    Safety-Kleen Corp., Term
            Loan.........................  Ba3       BB     04/03/05 to 04/03/06      3,220,756
                                                                                   ------------
            ELECTRONICS  2.8%
   7,500    Amphenol Corp., Term Loan....  Ba3       B+           05/19/04            7,500,597
   9,000    Details Capital Corp., Term
            Loan.........................  B1        B+           04/22/05            9,000,007
   8,000    WGL Acquisition Corp., Term
            Loan.........................  NR        NR           07/30/04            8,000,478
                                                                                   ------------
                                                                                     24,501,082
                                                                                   ------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                    Bank Loan
 Amount                                       Ratings*
  (000)               Borrower             Moody's   S&P     Stated Maturity**        Value
-----------------------------------------------------------------------------------------------
            FARMING AND AGRICULTURE  2.5%
 $16,423    Seminis, Inc., Term Loan.....  NR        NR     12/31/03 to 12/31/05   $ 16,428,847
   4,912    Walco International, Inc.,
            Term Loan....................  NR        NR           03/31/04            4,943,714
                                                                                   ------------
                                                                                     21,372,561
                                                                                   ------------
            FINANCE  3.1%
  10,000    Bridge Information Systems,
            Inc.,
            Term Loan....................  NR        NR           05/29/05           10,002,056
   6,977    OSI Holdings Corp., Term
            Loan.........................  B2        NR           10/15/04            6,978,508
  10,000    Paul G. Allen, Term Loan.....  NR        NR           06/10/03           10,000,122
                                                                                   ------------
                                                                                     26,980,686
                                                                                   ------------
            GROCERY  3.4%
  29,000    The Pantry, Inc., Term
            Loan.........................  B1        BB-          01/31/06           29,000,000
                                                                                   ------------
            HEALTHCARE  3.2%
   9,375    Meditrust Corp., Term Loan...  NR        NR           07/15/99            9,375,317
  18,572    Vencor, Inc., Term Loan......  B1        B-           01/15/05           18,572,029
                                                                                   ------------
                                                                                     27,947,346
                                                                                   ------------
            HOME AND OFFICE FURNISHINGS  2.7%
   6,500    Imperial Home Decor Group,
            Inc., Term Loan..............  B1        B+     03/13/05 to 03/13/06      6,559,394
  17,103    Renters Choice, Inc., Term
            Loan.........................  Ba3       BB-    01/31/06 to 01/31/07     17,104,562
                                                                                   ------------
                                                                                     23,663,956
                                                                                   ------------
            HOTELS, MOTELS, INNS, AND GAMING  1.2%
  10,000    Aladdin Gaming, LLC, Term
            Loan.........................  B2        NR     08/25/06 to 08/26/06     10,002,502
                                                                                   ------------
            LEISURE AND ENTERTAINMENT  0.6%
   4,988    True Temper Sports, Inc.,
            Term Loan....................  B1        BB-          09/30/05            4,988,457
                                                                                   ------------
            MACHINERY  2.2%
   4,365    Numatics, Inc., Term Loan....  Ba3       B+     03/19/04 to 09/19/05      4,364,154
  15,000    Ocean Rig (Norway), Term
            Loan.........................  NR        NR           06/01/08           15,003,260
                                                                                   ------------
                                                                                     19,367,414
                                                                                   ------------
            MINING, STEEL, IRON AND NON-PRECIOUS METALS  1.2%
   9,950    Ispat Inland LP, Term Loan...  Ba3       BB     07/16/05 to 07/16/06      9,950,000
                                                                                   ------------
            PAPER AND FOREST PRODUCTS  1.7%
  14,925    Le Group Forex, Inc., Term
            Loan.........................  NR        BB           06/30/05           15,000,644
                                                                                   ------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                    Bank Loan
 Amount                                       Ratings*
  (000)               Borrower             Moody's   S&P     Stated Maturity**        Value
-----------------------------------------------------------------------------------------------
            PERSONAL AND MISCELLANEOUS SERVICES  2.2%
 $ 5,193    Boyd's Collection, Ltd., Term
            Loan.........................  Ba3       B+           04/21/06         $  5,193,692
  13,500    Dimac Corp., Term Loan.......  B1        B+     06/30/06 to 12/30/06     13,538,410
                                                                                   ------------
                                                                                     18,732,102
                                                                                   ------------
            PHARMACEUTICALS  2.3%
  20,000    King Pharmaceuticals, Inc.,
            Term Loan....................  B2        BB-          12/18/06           20,000,009
                                                                                   ------------
            PRINTING AND PUBLISHING  3.3%
   6,487    Advanstar Communications,
            Inc., Term Loan..............  Ba3       B+           04/30/05            6,487,000
   5,000    Check Printers, Inc., Term
            Loan.........................  NR        NR           06/30/05            5,003,933
   7,500    Penton Media, Inc., Term
            Loan.........................  Ba3       BB-          05/31/06            7,500,000
   5,000    Reiman Publications, Inc.,
            Term Loan....................  NR        NR           12/10/05            5,000,240
   4,245    TransWestern Publishing, LP,
            Term Loan....................  Ba3       B+           10/01/04            4,245,176
                                                                                   ------------
                                                                                     28,236,349
                                                                                   ------------
            RESTAURANTS AND FOOD SERVICE  5.3%
   4,599    Americas Favorite Chicken,
            Inc., Term Loan..............  NR        NR           06/30/02            4,600,503
   1,384    Carvel Corp., Term Loan......  NR        NR           06/30/00            1,383,883
  14,963    Duane Reade, Inc., Term
            Loan.........................  B1        B+           02/15/06           14,966,735
  25,000    Domino's Pizza, Term Loan....  B1        B+     12/21/06 to 12/21/07     25,011,735
                                                                                   ------------
                                                                                     45,962,856
                                                                                   ------------
            RETAIL -- OFFICE PRODUCTS  1.2%
   9,995    U.S. Office Products Co.,
            Term Loan....................  B2        B-           06/09/06            9,995,366
                                                                                   ------------
            RETAIL -- STORES  1.0%
   9,066    Kirkland Holdings, LLC, Term
            Loan.........................  NR        NR           06/30/02            9,066,086
                                                                                   ------------
            TELECOMMUNICATIONS -- CELLULAR  6.0%
  34,300    BCP S.P., Ltd., Term Loan....  NR        NR           03/31/00           34,090,220
   3,000    Cellular, Inc. Financial
            Corp. (CommNet), Term Loan...  B1        B            09/30/05            2,997,443
  15,000    Wireless One Network, LP,
            Term Loan....................  NR        NR           09/30/07           15,006,348
                                                                                   ------------
                                                                                     52,094,011
                                                                                   ------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                    Bank Loan
 Amount                                       Ratings*
  (000)               Borrower             Moody's   S&P     Stated Maturity**        Value
-----------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- HYBRID  2.5%
 $ 2,000    Nextel Finance Co., Term
            Loan.........................  Ba3       B-           09/30/06         $  2,000,872
  20,000    Pacific Crossing, Ltd., Term
            Loan.........................  NR        NR           07/28/06           20,000,000
                                                                                   ------------
                                                                                     22,000,872
                                                                                   ------------
            TELECOMMUNICATIONS -- PERSONAL COMMUNICATIONS SYSTEMS  3.4%
  24,266    Omnipoint Communications,
            Inc.,
            Term Loan....................  B2        B      02/01/06 to 02/17/06     24,278,226
   5,000    Telecorp PCS, Inc., Term
            Loan.........................  NR        NR           12/05/07            5,002,094
                                                                                   ------------
                                                                                     29,280,320
                                                                                   ------------
            TELECOMMUNICATIONS -- WIRELESS MESSAGING  5.7%
  31,206    Iridium Operating, LLC, Term
            Loan.........................  NR        B            12/29/00           31,211,140
   6,349    Mobilemedia Communications,
            Inc., Term Loan..............  Caa3      D            06/30/02            6,348,563
   1,025    Mobilemedia Communications,
            Inc.,
            Revolving Credit.............  Caa3      D            06/30/02            1,025,081
  11,000    TSR Wireless, LLC, Term
            Loan.........................  NR        NR           06/30/05           10,996,790
                                                                                   ------------
                                                                                     49,581,574
                                                                                   ------------
            TEXTILES AND LEATHER  3.8%
   8,238    American Marketing
            Industries, Inc., Term
            Loan.........................  NR        NR     11/30/04 to 11/30/05      8,239,519
   5,400    Humphrey's, Inc., Term
            Loan.........................  Caa1      B+           01/15/03            5,404,575
   4,851    Joan Fabrics Corp., Term
            Loan.........................  NR        NR           06/30/05            4,850,649
  13,965    Norcross Safety Products,
            LLC, Term Loan...............  NR        NR           10/02/05           13,963,584
                                                                                   ------------
                                                                                     32,458,327
                                                                                   ------------
            TRANSPORTATION -- CARGO  1.6%
   4,450    Gemini Air Cargo, Inc., Term
            Loan.........................  B1        NR           12/12/02            4,451,482
   8,959    OmniTRAX Railroads, LLC, Term
            Loan.........................  NR        NR           05/14/05            8,962,439
                                                                                   ------------
                                                                                     13,413,921
                                                                                   ------------
            TRANSPORTATION -- MANUFACTURING COMPONENTS  2.9%
  24,938    SPX Corp., Term Loan.........  Ba3       BB           09/30/06           24,956,060
                                                                                   ------------
TOTAL VARIABLE RATE*** SENIOR LOAN INTERESTS  89.9%
  (Cost $773,445,168)...........................................................   $775,448,042
                                                                                   ------------

                                               See Notes to Financial Statements

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      Value
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  7.3%
  COMMERCIAL PAPER  5.6%
  CSX Corp. ($10,000,000 par, maturing 02/03/99, yielding 5.00%)................   $  9,997,222
  Case Credit Corp. ($5,000,000 par, maturing 03/10/99, yielding 4.96%).........      4,974,511
  Comdisco, Inc. ($8,000,000 par, maturing 02/18/99, yielding 4.99%)............      7,981,149
  Safeway, Inc. ($8,300,000 par, maturing 02/22/99, yielding 4.99%).............      8,275,840
  Sprint Capital Corp. ($10,000,000 par, maturing 02/24/99, yielding 5.00%).....      9,968,056
  Texas Utilities Co. ($7,500,000 par, maturing 02/10/99 to 02/24/99, yielding
    4.93% to 4.98%).............................................................      7,481,010
                                                                                   ------------
                                                                                     48,677,788
                                                                                   ------------
  SHORT-TERM LOAN PARTICIPATIONS  1.7%
  Centex Corp. ($6,750,000 par, maturing 02/24/99, yielding 4.97%)..............      6,750,000
  Nabisco, Inc. ($8,000,000 par, maturing 02/01/99, yielding 4.90%).............      8,000,000
                                                                                   ------------
                                                                                     14,750,000
                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS  7.3%
  (Cost $63,427,788)............................................................     63,427,788
                                                                                   ------------
TOTAL INVESTMENTS  97.2%
  (Cost $836,872,956)...........................................................    838,875,830
OTHER ASSETS IN EXCESS OF LIABILITIES  2.8%.....................................     24,389,050
                                                                                   ------------
NET ASSETS  100.0%..............................................................   $863,264,880
                                                                                   ============

NR = Not Rated

* Bank loans rated below Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

*** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $836,872,956).......................  $838,875,830
Receivables:
  Fund Shares Sold..........................................    13,107,882
  Interest..................................................    11,417,970
  Investments Sold..........................................     2,276,092
Prepaid Expenses............................................       186,382
Unamortized Organizational Costs............................       116,140
Other.......................................................        85,030
                                                              ------------
      Total Assets..........................................   866,065,326
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       827,520
  Investment Advisory Fee...................................       726,948
  Custodian Bank............................................       507,553
  Distributor and Affiliates................................       258,402
  Administrative Fee........................................       213,015
  Organizational Costs......................................        95,380
  Initial Offering and Registration Costs...................        41,558
  Fund Shares Repurchased...................................         2,793
Accrued Expenses............................................       112,115
Trustees' Deferred Compensation and Retirement Plans........        15,162
                                                              ------------
      Total Liabilities.....................................     2,800,446
                                                              ------------
NET ASSETS..................................................  $863,264,880
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 85,643,767 shares issued and
  outstanding)..............................................  $    856,438
Paid in Surplus.............................................   858,441,317
Net Unrealized Appreciation.................................     2,002,874
Accumulated Undistributed Net Investment Income.............     1,891,855
Accumulated Net Realized Gain...............................        72,396
                                                              ------------
NET ASSETS..................................................  $863,264,880
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($863,264,880 divided by 85,643,767 shares outstanding)...  $      10.08
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $26,426,494
Fees........................................................         73,083
                                                                -----------
    Total Income............................................     26,499,577
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,066,899
Administrative Fee..........................................        807,079
Service Fee.................................................        484,247
Shareholder Services........................................        290,090
Legal.......................................................        147,870
Custody.....................................................         48,074
Amortization of Organizational Costs........................         14,116
Trustees' Fees and Expenses.................................         10,976
Other.......................................................        418,689
                                                                -----------
    Total Expenses..........................................      5,288,040
    Less Investment Advisory Fees Waived....................         95,436
                                                                -----------
    Net Expenses............................................      5,192,604
                                                                -----------
NET INVESTMENT INCOME.......................................    $21,306,973
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   113,902
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        560,714
  End of the Period.........................................      2,002,874
                                                                -----------
Net Unrealized Appreciation During the Period...............      1,442,160
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 1,556,062
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $22,863,035
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

    For the Six Months Ended January 31, 1999 and the Period March 27, 1998
                    (Commencement of Investment Operations)
                          to July 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                    Six Months Ended   Period Ended
                                                    January 31, 1999   July 31, 1998
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 21,306,973     $   5,120,997
Net Realized Gain/Loss.............................        113,902            (2,430)
Net Unrealized Appreciation During the Period......      1,442,160           560,714
                                                      ------------     -------------
Change in Net Assets from Operations...............     22,863,035         5,679,281
                                                      ------------     -------------
Distributions from Net Investment Income...........    (19,725,063)       (4,980,066)
Distributions from Net Realized Gain...............        (39,076)              -0-
                                                      ------------     -------------
  Total Distributions..............................    (19,764,139)       (4,980,066)
                                                      ------------     -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      3,098,896           699,215
                                                      ------------     -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................    459,606,856       408,647,472
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................     13,954,887         3,263,134
Cost of Shares Repurchased.........................    (24,831,063)       (1,274,517)
                                                      ------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    448,730,680       410,636,089
                                                      ------------     -------------
TOTAL INCREASE IN NET ASSETS.......................    451,829,576       411,335,304
NET ASSETS:
Beginning of the Period............................    411,435,304           100,000
                                                      ------------     -------------
End of the Period (Including undistributed net
  investment income of $1,891,855 and $309,945,
  respectively)....................................   $863,264,880     $ 411,435,304
                                                      ============     =============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

             For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


CHANGE IN NET ASSETS FROM OPERATIONS........................    $  22,863,035
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................     (445,355,281)
  Increase in Interest and Fees Receivables.................       (8,885,545)
  Increase in Investments Sold..............................       (2,276,092)
  Decrease in Prepaid Expenses..............................          293,104
  Decrease in Unamortized Organizational Costs..............           14,117
  Increase in Other Assets..................................          (65,918)
  Increase in Investment Advisory Fees......................          418,489
  Increase in Distributor & Affiliates Payable..............          138,986
  Increase in Administrative Fees...........................          115,041
  Decrease in Organizational Costs Payable..................          (39,620)
  Decrease in Offering & Registration Fees..................         (430,251)
  Decrease in Accrued Expenses..............................           (5,280)
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................            9,351
                                                                -------------
    Total Adjustments.......................................     (456,068,899)
                                                                -------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (433,205,864)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      462,961,631
Increase in Intra-day Credit Line...........................          507,553
Payments on Shares Repurchased..............................      (24,828,270)
Cash Dividends Paid.........................................       (5,434,436)
Capital Gains Distributions Paid............................          (39,076)
                                                                -------------
  Net Cash Provided by Financing Activities.................      433,167,402
                                                                -------------
NET DECREASE IN CASH........................................          (38,462)
Cash at Beginning of the Period.............................           38,462
                                                                -------------
CASH AT END OF THE PERIOD...................................    $         -0-
                                                                =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                       March 27, 1998
                                                                       (Commencement
                                                         Six Months    of Investment
                                                           Ended       Operations) to
                                                      January 31, 1999 July 31, 1998
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............      $10.037        $10.000
                                                           -------        -------
  Net Investment Income..............................         .328           .213
  Net Realized and Unrealized Gain...................         .029           .034
                                                           -------        -------
Total from Investment Operations.....................         .357           .247
                                                           -------        -------
  Less Distributions from Net Investment Income......         .313           .210
  Less Distributions from Realized Gain..............         .001            -0-
                                                           -------        -------
Total Distributions..................................         .314           .210
                                                           -------        -------
Net Asset Value, End of the Period...................      $10.080        $10.037
                                                           =======        =======
Total Return*........................................        3.58%**        2.52%**
Net Assets at End of the Period (In millions)........      $ 863.3        $ 411.4
Ratio of Expenses to Average Net Assets*.............        1.61%          1.70%
Ratio of Net Investment Income to Average Net
  Assets*............................................        6.60%          6.33%
Portfolio Turnover...................................          10%**           4%**
* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............        1.64%          1.92%
Ratio of Net Investment Income to Average Net
  Assets.............................................        6.57%          6.11%

**Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Fund's Variable Rate Senior Loan interests, totaling $775,448,042 (89.8% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Fund's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interest, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and the maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interest have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs are being amortized on a straight line basis over the 60 month period ending March 26, 2003. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At January 31, 1999, for federal income tax purposes cost of long- and short-term investments is $836,875,407, the aggregate gross unrealized appreciation is $3,030,637 and the aggregate gross unrealized depreciation is $1,030,214 resulting in net unrealized appreciation of $2,000,423.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $4.0 billion....................................    .950 of 1%
Next  $3.5 billion....................................    .900 of 1%
Next  $2.5 billion....................................    .875 of 1%
Over  $10.0 billion...................................    .850 of 1%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the six months ended January 31, 1999, the Fund recognized expenses of approximately $122,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended January 31, 1999, the Fund recognized expenses of approximately $25,200 representing Van Kampen's cost of providing legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended January 31, 1999, the Fund recognized expenses for their services of approximately $228,300. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At January 31, 1999 and July 31, 1998, paid in surplus aggregated $858,441,317 and $410,157,150, respectively. Transactions in common shares were as follows:

                                             Six Months Ended    Period Ended
                                             January 31, 1999    July 31, 1998
------------------------------------------------------------------------------
Beginning Shares............................    40,992,495            10,000
                                                ----------        ----------
Shares Sold.................................    45,734,814        40,784,384
Shares Issued Through Dividend
  Reinvestment..............................     1,387,989           325,311
Shares Repurchased..........................    (2,471,531)         (127,200)
                                                ----------        ----------
Net Increase in Shares......................    44,651,272        40,982,495
                                                ----------        ----------
Ending Shares...............................    85,643,767        40,992,495
                                                ==========        ==========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $502,825,233 and $56,155,979, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the common shares at that time. For the six months ended January 31, 1999, 2,471,531 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the six months ended January 31, 1999, Van Kampen received early withdrawal charges of approximately $216,100 in connection with tendered shares of the Fund.

                          January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

    At January 31, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
               SELLING PARTICIPANT                      (000)       (000)
--------------------------------------------------------------------------
Bankers Trust.....................................     $ 8,238     $ 8,239
Canadian Imperial Bank of Commerce................      12,502      12,502
                                                       -------     -------
Total.............................................     $20,740     $20,741
                                                       =======     =======

8. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the six months ended January 31, 1999, the Fund paid service fees of $484,247 to Van Kampen.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                      VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*-Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

JEFFREY W. MAILLET*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.